SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2001

Frontier Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-15540	91-1223535

(State or other jurisdiction	(Commission	(IRS Employer Identi-
of incorporation)	File Number)	fication Number)

332 SW Everett Mall Way, Everett, Washington 98204

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (425) 514-0700

ITEM 5. Other Events
ITEM 7. Exhibits
SIGNATURES
EXHIBIT 99

ITEM 5. Other Events

     On November 8, 2001, Frontier Financial Corporation announced that its subsidiary, Frontier Bank, increased its loan loss reserve in anticipation of a possible loan loss.

ITEM 7. Exhibits

99	Press Release dated November 8, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: November 15, 2001.

FRONTIER FINANCIAL CORPORATION

By:	/s/ Robert J. Dickson
Robert J. Dickson, Chief Executive Officer

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